Cornerstone Internet Solutions Company and Subsidiaries
                           Consolidated Balance Sheet
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
                                                                                November 30          May 31
                                                                                    1998              1998
ASSETS                                                                          (unaudited)
                                                                                -----------------------------
Current Assets
      Cash and cash equivalents                                                    1,751,800    $    392,200
      Investments                                                                    318,500         167,400
      Accounts receivable, net                                                       769,800         343,700
      Other Receivables                                                               60,800         100,000
                                                                                     112,200         269,300
                                                                                ------------    ------------
         Total current assets                                                      3,013,100       1,272,600
Affiliation rights, net                                                              205,400         219,200
Property and equipment, net                                                          378,500         485,900
Other                                                                                106,300          69,200
                                                                                ------------    ------------
                                                                                $  3,703,300    $  2,046,900
                                                                                ------------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                                          $    509,500    $    538,100
      Accrued restructuring expenses                                                  31,000          95,400
      Accrued payroll and related expenses                                           345,100         202,800
      Other accrued expenses                                                         365,300         410,300
      Deferred revenue                                                                 3,300           9,300
      Current maturities of long-term debt                                           106,900          99,500
                                                                                ------------    ------------
         Total current liabilities                                                 1,361,100       1,355,400
     Long-term debt                                                                   50,300         106,400
                                                                                ------------    ------------
         Total liabilities                                                         1,411,400       1,461,800
Stockholders' Equity
    Preferred Stock $.01 par value, 2,000,000 shares authorized;
          Class A  0 and 340 shares issued and outstanding
            at 11/30/98 and 5/31/98                                                     --              --

          Class B  2,000 shares issued and outstanding at
            November 30,1998, and May 31, 1998                                            20              20

          Class C 540 and 6,260 shares issued and outstanding at
            November 30, 1998, and  May 31, 1998                                          10             100

          Class D 7320 and 0 shares issued and outstanding at
            November 30, 1998, and May 31, 1998                                          100

    Common Stock $.01 par value, 50,000,000 shares authorized; 11,574,895 and
    9,441,117 issued and outstanding at November 30, 1998, and May 31, 1998
    respectively                                                                     115,700          94,400
    Additional paid-in capital                                                    33,777,290      30,222,480
    Unrealized Gain on marketable equity securities                                  318,500         167,400
    Accumulated deficit                                                          (31,919,700)    (29,899,300)
                                                                                ------------    ------------

          Total stockholders' equity                                               2,291,900         585,100
                                                                                ------------    ------------

                                                                                $  3,703,300    $  2,046,900
                                                                                ------------    ------------
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Note:  The November 30, 1998 Balance Sheet has been prepared in accordance  with the  instructions  to Form 10-QSB and in the opinion of management  contains all adjustments. (consisting of only normal recurring entries), necessary to present fairly the financial position of Cornerstone  Internet  Solutions Company,  (the
"Company") as of November 30, 1998. Certain information and footnote disclosures normally included in financial  statements prepared in accordance with generally accepted accounting principles have been omitted.
The above balance sheets financial  statements should be read in conjustion with the Company's financial  statements and related notes in the May 31, 1998 Annual
Report on Form 10-KSB.